2 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 12 INVESTMENTS Summary 13 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 17 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of (Loss) Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 23 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 SENIOR MANAGEMENT Rick Matros Michael Costa Darrin Smith Chief Executive Officer, President Chief Financial Officer, Treasurer Chief Investment Officer, Secretary and Chair and Executive Vice President and Executive Vice President Jessica Flores Chief Accounting Officer and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 1781 Flight Way Equiniti Trust Company, LLC Tustin, CA 92782 P.O. Box 500 888.393.8248 Newark, NJ 07101 sabrahealth.com 800.937.5449 equiniti.com COMPANY INFORMATION

4 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 Financial Metrics Reflect Sabra’s pro rata share; dollars in thousands, except per share data June 30, 2026 Three Months Ended Six Months Ended Revenues $ 235,530 $ 456,966 Net operating income 147,985 288,259 Cash net operating income 144,340 283,023 Diluted per share data: EPS $ (0.10) $ 0.06 FFO (0.02) 0.35 Normalized FFO 0.38 0.76 AFFO 0.39 0.78 Normalized AFFO 0.40 0.79 Dividends per common share 0.30 0.60 Capitalization and Market Facts Key Credit Metrics (1) June 30, 2026 June 30, 2026 Common shares outstanding 255.5 million Net Debt to Adjusted EBITDA 4.61x Common equity Market Capitalization $5.0 billion Interest Coverage 4.63x Consolidated Debt $2.6 billion Fixed Charge Coverage Ratio 4.54x Consolidated Enterprise Value $7.4 billion Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Common stock closing price $19.51 Unencumbered Assets/Unsecured Debt 265 % Common stock 52-week range $17.17 - $21.28 Common stock ticker symbol SBRA Portfolio Dollars in thousands, units and Cash NOI reflect Sabra’s pro rata share Three Months Ended June 30, 2026As of June 30, 2026 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing/Transitional Care 207 $ 2,819,686 23,124 $ 68,843 Senior Housing - Leased 32 360,736 2,623 8,604 Behavioral Health 16 473,813 1,159 11,615 Specialty Hospitals and Other 15 225,498 392 4,940 Total Triple-Net Portfolio 270 3,879,733 27,298 Senior Housing - Managed 94 2,247,573 9,745 40,066 Consolidated Real Estate Investments 364 6,127,306 37,043 Unconsolidated Joint Venture Senior Housing - Managed 16 199,458 1,256 4,515 Total Equity Investments 380 6,326,764 38,299 Investments in Loans Receivable, gross 11 47,938 Preferred Equity Investments, gross (2) 4 67,224 Includes 61 relationships in 40 U.S. states and CanadaTotal Investments 395 $ 6,441,926 (1) See page 16 of this supplement for important information about these credit metrics. (2) Our preferred equity investments include investments in entities owning four Senior Housing developments with 625 aggregate units. OVERVIEW

5 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 Operating Statistics Twelve Months Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Occupancy Skilled Nursing/Transitional Care 82.6% 83.0% 83.4% 83.9% 83.9 % Senior Housing - Leased 90.1% 88.7% 89.0% 89.3% 88.3 % Behavioral Health, Specialty Hospitals and Other 77.5% 76.4% 76.5% 76.0% 81.7 % Skilled Mix Skilled Nursing/Transitional Care 38.1% 38.3% 38.3% 38.3% 38.5 % PORTFOLIO Triple-Net Portfolio (1) (1) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage Twelve Months Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Skilled Nursing/Transitional Care 2.27x 2.35x 2.38x 2.46x 2.49x Senior Housing - Leased 1.49x 1.52x 1.52x 1.58x 1.52x Behavioral Health, Specialty Hospitals and Other 3.87x 3.90x 3.99x 4.00x 4.14x Key Triple-Net Relationships EBITDARM Coverage Twelve Months Ended Relationship Primary Property Type December 31, 2025 March 31, 2026 Avamere Family of Companies Skilled Nursing 1.83x 1.75x Ensign Group Skilled Nursing 2.97x 3.10x Signature Healthcare Skilled Nursing 2.69x 2.70x Signature Behavioral Behavioral Hospitals 1.55x 1.53x The McGuire Group Skilled Nursing 2.16x 2.14x Healthmark Group Skilled Nursing 1.69x 1.73x Focused Post Acute Care Partners Skilled Nursing 2.41x 2.76x Cadia Healthcare Skilled Nursing 1.81x 1.73x Southern Healthcare Skilled Nursing 3.37x 3.55x Communicare Skilled Nursing 2.14x 2.11x Other Mulitple 3.44x 3.57x Total 2.62x 2.66x

6 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 PORTFOLIO Senior Housing - Managed Portfolio (1) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results. Operating Performance Reflects Sabra’s pro rata share, except number of properties; dollars in thousands Three Months Ended June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Consolidated Portfolio Number of Properties 73 83 87 90 94 Number of Units 6,981 8,282 8,677 9,078 9,745 Recurring capital expenditures $ 1,271 $ 1,965 $ 2,140 $ 2,098 $ 2,613 Nonrecurring capital expenditures $ 3,180 $ 4,955 $ 10,332 $ 4,942 $ 7,801 Occupancy 82.8% 83.5% 84.8% 84.5% 85.4 % Resident fees and services $ 78,985 $ 91,900 $ 108,122 $ 116,368 $ 128,466 Cash NOI $ 21,581 $ 26,032 $ 31,527 $ 34,717 $ 40,066 Cash NOI Margin % 27.3% 28.3% 29.2% 29.8% 31.2 % Unconsolidated Portfolio Number of Properties 16 16 16 16 16 Number of Units 1,256 1,256 1,256 1,256 1,256 Recurring capital expenditures $ 196 $ 278 $ 306 $ 259 $ 215 Nonrecurring capital expenditures $ 247 $ 302 $ 376 $ 151 $ 378 Occupancy 91.0% 92.9% 93.5% 93.0% 93.2 % Resident fees and services $ 10,989 $ 11,524 $ 11,611 $ 11,978 $ 12,206 Cash NOI $ 3,764 $ 4,039 $ 4,065 $ 4,266 $ 4,515 Cash NOI Margin % 34.3% 35.0% 35.0% 35.6% 37.0 % Same Store Operating Performance (1) Reflects Sabra’s pro rata share, except number of properties; dollars in thousands, except REVPOR Three Months Ended June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Number of Properties 71 71 71 71 71 Number of Available Units 6,452 6,453 6,452 6,453 6,453 REVPOR $ 4,612 $ 4,634 $ 4,721 $ 4,814 $ 4,914 Occupancy 86.5% 87.2% 88.2% 88.0% 88.2 % Resident fees and services $ 77,201 $ 78,255 $ 80,647 $ 82,023 $ 83,861 Cash NOI $ 25,110 $ 25,190 $ 26,281 $ 26,706 $ 28,560 Cash NOI Margin % 32.5% 32.2% 32.6% 32.6% 34.1 % Key Senior Housing - Managed Relationships As of June 30, 2026 Number of Properties Sienna Senior Living 21 Inspirit Senior Living 19 Traditions Management 14 Discovery Senior Living 12 Health Dimensions Group 6 Other 38 Total 110

7 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of June 30, 2026 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended June 30, 2026 (1) Maturity Date Mortgage 1 Behavioral Health $ 19,000 $ 19,000 10.0% 10.0% $ 480 01/31/27 Other 10 Multiple 36,218 34,110 7.3% 6.6% 597 08/31/26 - 08/31/33 11 55,218 53,110 8.2% 7.8% $ 1,077 Allowance for loan losses — (5,256) $ 55,218 $ 47,854 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended June 30, 2026 (1) Preferred Equity 4 Senior Housing $ 55,263 $ 49,455 $ 67,224 11.0% $ 1,764 (1) Includes income related to loans receivable and other investments held as of June 30, 2026.

8 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 The Ensign Group: 7.5% Signature Healthcare: 7.2% Signature Behavioral: 6.1% The McGuire Group: 3.6% Healthmark Group: 3.1% Managed (No Operator Credit Exposure): 32.8% Other: 31.3% Avamere Family of Companies: 8.4% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of June 30, 2026 (1) Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Behavioral Health: 8.6% Senior Housing - Leased: 7.0% Specialty Hospital and Other: 3.5% Other: 0.4% Skilled Nursing/Transitional Care: 47.7% Senior Housing - Managed: 32.8% Private Pay: 52.4% Non-Private: 47.6%

9 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Property Type As of June 30, 2026 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 34 3 7 — 13 57 15.7 % Kentucky 23 2 1 1 1 28 7.7 California 23 — 1 3 1 28 7.7 Indiana 15 1 7 2 — 25 6.9 Oregon 15 1 3 — — 19 5.2 North Carolina 13 — 2 — — 15 4.1 Washington 10 — 2 — — 12 3.3 Michigan 1 5 5 — — 11 3.0 Missouri 8 — 2 1 — 11 3.0 Virginia 6 — 4 — — 10 2.7 Other (30 states & Canada) 59 20 60 9 — 148 40.7 Total 207 32 94 16 15 364 100.0% % of Total 56.9% 8.8% 25.8% 4.4% 4.1% 100.0 % Distribution of Beds/Units As of June 30, 2026   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 57 4,204 350 856 — 325 5,735 15.5 % Kentucky 28 2,476 225 142 60 40 2,943 7.9 Indiana 25 1,535 137 1,004 138 — 2,814 7.6 California 28 1,924 — 102 334 27 2,387 6.4 Oregon 19 1,520 215 162 — — 1,897 5.1 North Carolina 15 1,454 — 237 — — 1,691 4.6 New York 10 1,576 — 107 — — 1,683 4.5 Washington 12 1,123 — 165 — — 1,288 3.5 Virginia 10 894 — 246 — — 1,140 3.1 Missouri 11 703 — 311 82 — 1,096 3.0 Other (30 states & Canada) 149 5,715 1,696 6,413 545 — 14,369 38.8 Total 364 23,124 2,623 9,745 1,159 392 37,043 100.0% % of Total 62.4% 7.1% 26.3% 3.1% 1.1% 100.0%

10 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued Investment Dollars in thousands As of June 30, 2026   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 57 $ 362,811 $ 27,335 $ 208,332 $ — $ 187,387 $ 785,865 12.8 % California 28 412,859 — 40,028 217,699 7,798 678,384 11.1 Indiana 25 218,842 33,604 247,693 12,156 — 512,295 8.4 Oregon 19 261,316 33,002 53,557 — — 347,875 5.7 Kentucky 28 237,577 44,714 24,526 9,373 30,313 346,503 5.6 New York 10 298,545 — 22,256 — — 320,801 5.2 Ohio 6 13,447 — 197,075 — — 210,522 3.4 North Carolina 15 125,549 — 76,272 — — 201,821 3.3 Florida 9 — 27,352 149,593 5,744 — 182,689 3.0 Michigan 11 27,591 33,661 120,710 — — 181,962 3.0 Other (30 states and Canada) (1) 156 861,149 161,068 1,107,531 228,841 — 2,358,589 38.5 Total 364 $ 2,819,686 $ 360,736 $ 2,247,573 $ 473,813 $ 225,498 $ 6,127,306 100.0% % of Total 46.0% 5.9% 36.7% 7.7% 3.7% 100.0% (1) Investment balance in Canada is based on the exchange rate as of June 30, 2026 of $0.7033 per 1 CAD.

11 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 PORTFOLIO Triple-Net Lease Expirations Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of June 30, 2026   % of Total 07/01/26 - 12/31/26 (1) $ 2,946 $ — $ 5,330 $ — $ 8,276 2.3% 2027 6,432 4,766 — — 11,198 3.0 2028 24,286 1,198 — 3,703 29,187 7.9 2029 49,977 2,678 — 6,449 59,104 16.0 2030 — — — 4,883 4,883 1.3 2031 94,780 5,740 — — 100,520 27.3 2032 8,067 1,836 34,475 3,938 48,316 13.1 2033 — 3,944 5,077 — 9,021 2.5 2034 4,454 2,256 — — 6,710 1.8 2035 11,037 1,506 — 786 13,329 3.6 Thereafter 68,203 8,165 1,590 — 77,958 21.2 Total Annualized Revenues $ 270,182 $ 32,089 $ 46,472 $ 19,759 $ 368,502 100.0% (1) Includes leases on a month-to-month term.

12 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 INVESTMENTS Summary Investment Activity Dollars in thousands Investment Number of Properties Beds/Units 2026 Amounts Invested (1) Expected Initial Cash Yield Real Estate Senior Housing - Managed 1Q 2026 3 379 $ 76,000 7.88% 2Q 2026 (2) 4 553 145,000 7.27 % Skilled Nursing / Transitional Care 1Q 2026 (3) 1 133 19,500 8.50% 2Q 2026 (4) 3 273 53,700 9.35 % Additions to Real Estate (5) N/A N/A 1,607 9.50% 295,807 7.90 % Preferred Equity Investment (6) 1 109 652 13.00 % Loans Receivable Fundings N/A N/A 994 9.90 % All Investments through June 30, 2026 $ 297,453 7.91% (1) Excludes capitalized acquisition costs and origination fees. (2) Excludes Sabra’s purchase of the operations of one Senior Housing - Managed community previously leased under a triple-net operating lease for $16.3 million. Concurrent with the purchase, the triple-net operating lease was terminated and Sabra entered into a property management agreement with the former tenant. (3) Yield increases to 9.0% in year two and 9.6% in year three. (4) Includes (i) the exercise of Sabra's option to purchase one facility, of which $16.6 million was used to repay our loan investment and (ii) the purchase of bed rights and land related to the development of one facility with a total project budget of $40.3 million and an expected capacity of 124 beds upon completion. (5) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (6) Sabra has committed to fund a $6.5 million investment in the development of a Senior Housing community. Unit count reflects expected capacity at the completion of development. Sabra has the option to purchase the development at fair market value upon achievement of specified milestones.

13 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of June 30, 2026 Secured debt $ 42,955 Revolving credit facility 317,475 Term loans 1,035,495 Senior unsecured notes 1,250,000 Total 2,645,925 Deferred financing costs and premiums/discounts, net (19,761) Total, net $ 2,626,164 Revolving Credit Facility Dollars in thousands As of June 30, 2026 Credit facility availability $ 682,525 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of June 30, 2026 Shares Outstanding   Price   Value Common stock 255,462,756 $ 19.51 $ 4,984,078 Consolidated Debt 2,645,925 Cash and cash equivalents (231,584) Consolidated Enterprise Value $ 7,398,419 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended June 30, 2026 Six Months Ended June 30, 2026 EPS and FFO Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Basic common stock 252,268,939 252,268,939 252,268,939 252,202,390 252,202,390 Dilutive securities: Restricted stock units — 2,562,480 3,383,970 2,524,248 3,409,463 Forward equity sale agreements — 1,080,761 1,080,761 1,028,859 1,028,859 Diluted common and common equivalents 252,268,939 255,912,180 256,733,670 255,755,497 256,640,712 At-The-Market Common Stock Offering Program Dollars in thousands, except per share amounts Three Months Ended June 30, 2026 Shares issued 3,215,439 Net proceeds $ 56,254 Weighted average price per share, net of commissions $ 17.50 Availability as of June 30, 2026 $ 334,082 Forward sales agreements as of June 30, 2026 Shares outstanding 21,405,904 Weighted average price per share, net of commissions $ 19.24

14 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of June 30, 2026 Principal     % of Total Fixed Rate Debt   Secured debt $ 42,955     3.37%   1.6 % Senior unsecured notes 1,250,000     3.57%   47.3 % Total fixed rate debt 1,292,955     3.56%   48.9 % Variable Rate Debt (2)   Revolving credit facility 317,475     4.68%   12.0 % Term loans 1,035,495 4.37% 39.1 % Total variable rate debt 1,352,970     4.44%   51.1 % Consolidated Debt $ 2,645,925     4.01%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of June 30, 2026 Principal     % of Total Secured Debt   Secured debt $ 42,955     3.37%   1.6 % Unsecured Debt Senior unsecured notes 1,250,000     3.57%   47.3 % Revolving credit facility 317,475     4.68%   12.0 % Term loans 1,035,495 4.37% 39.1 % Total unsecured debt 2,602,970     4.02%   98.4 % Consolidated Debt $ 2,645,925     4.01%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $930.0 million subject to interest rate swaps that fix SOFR at a weighted average rate of 3.20%, and $105.5 million (CAD $150.0 million) subject to swap agreements that fix CORRA at 2.59% as of June 30, 2026. Excluding these amounts, variable rate debt was 12.0% of Consolidated Debt as of June 30, 2026.

15 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of June 30, 2026 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 07/01/26 - 12/31/26 $ 1,081   3.37%   $ —   —     $ —   —     $ — — $ 1,081   3.37% 2027 2,206   3.38%   100,000   5.38%     —   —     317,475 4.68% 419,681   4.84% 2028 2,266   3.40%   —   —     535,495   4.12%     — — 537,761   4.12% 2029 2,328   3.42%   350,000   3.90% —   —     — — 352,328   3.90% 2030 2,392   3.44%   —   — 500,000   4.64%     — — 502,392   4.63% 2031 2,093   3.46%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   3.47%   — — —   —     — — 1,887   3.47% 2033 1,940   3.48%   —   —     —   —     — — 1,940   3.48% 2034 1,995   3.50%   —   —     —   —     — — 1,995   3.50% 2035 2,026   3.52% — — — — — — 2,026 3.52 % Thereafter 22,741   3.69%   —   —     —   —     — — 22,741   3.69 % Total $ 42,955   $ 1,250,000 $ 1,035,495     $ 317,475 $ 2,645,925 Wtd. avg. maturity/years 19.0   4.5 2.8     0.5 3.6 Wtd. avg. interest rate (2) 3.37%   3.57% 4.37%     4.68% 4.01% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Includes private mortgage insurance and impact of interest rate hedges.

16 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 Key Credit Metrics (1) June 30, 2026 Net Debt to Adjusted EBITDA (2) 4.61x Interest Coverage 4.63x Fixed Charge Coverage Ratio 4.54x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 265 % Cost of Permanent Consolidated Debt (3) 3.92 % Unsecured Notes Ratings S&P (Positive outlook) BBB- Fitch (Stable outlook) BBB- Moody’s (Stable outlook) Baa3 CAPITALIZATION Credit Metrics and Ratings (1) Key credit metrics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit metrics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 4.68% as of June 30, 2026.

17 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2026 2025 2026 2025 Revenues: Rental and related revenues (1) $ 101,308 $ 99,823 $ 196,358 $ 195,860 Resident fees and services 128,802 78,985 245,487 156,432 Interest and other income 5,756 10,342 15,774 20,401 Total revenues 235,866 189,150 457,619 372,693 Expenses: Depreciation and amortization 56,379 43,586 109,510 87,080 Interest 29,779 27,548 58,188 54,648 Triple-net portfolio operating expenses 3,656 3,698 7,429 7,177 Senior housing - managed portfolio operating expenses 88,616 57,404 170,485 113,858 General and administrative 16,819 12,514 31,681 25,242 Provision for (recovery of) loan losses and other reserves 102,445 (227) 102,232 (400) Impairment of real estate — 4,103 440 4,103 Total expenses 297,694 148,626 479,965 291,708 Other income: Other (expense) income (2,683) 14,709 (2,738) 14,747 Net gain on sales of real estate 37,717 9,974 37,717 9,974 Total other income 35,034 24,683 34,979 24,721 (Loss) income before income from unconsolidated joint ventures and income tax expense (26,794) 65,207 12,633 105,706 Income from unconsolidated joint ventures 2,224 832 4,136 1,050 Income tax expense (678) (497) (1,204) (910) Net (loss) income (25,248) 65,542 15,565 105,846 Net loss attributable to noncontrolling interests 46 — 113 — Net (loss) income attributable to Sabra Health Care REIT, Inc. $ (25,202) $ 65,542 $ 15,678 $ 105,846 Net (loss) income attributable to Sabra Health Care REIT, Inc., per: Basic common share $ (0.10) $ 0.28 $ 0.06 $ 0.44 Diluted common share $ (0.10) $ 0.27 $ 0.06 $ 0.44         Weighted average number of common shares outstanding, basic 252,268,939 237,976,314 252,202,390 237,933,910 Weighted average number of common shares outstanding, diluted 252,268,939 240,929,866 255,755,497 240,711,387 (1) See page 18 for additional details regarding Rental and related revenues.

18 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income - Supplemental Information Dollars in thousands Three Months Ended June 30, Six Months Ended June 30,   2026 2025 2026 2025 Cash rental income $ 94,079 $ 92,397 $ 183,843 $ 182,468 Straight-line rental income 966 1,382 1,651 2,671 Recoveries of straight-line rental income receivable and lease intangibles 1,613 1,463 1,468 1,463 Above/below market lease amortization 1,075 1,059 2,134 2,198 Operating expense recoveries 3,575 3,522 7,262 7,060 Rental and related revenues $ 101,308 $ 99,823 $ 196,358 $ 195,860

19 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data June 30, 2026 December 31, 2025 Assets Real estate investments, net of accumulated depreciation of $1,297,557 and $1,224,663 as of June 30, 2026 and December 31, 2025, respectively $ 4,832,255 $ 4,686,377 Loans receivable and other investments, net 115,078 434,100 Investment in unconsolidated joint ventures 113,889 118,166 Cash and cash equivalents 231,584 71,537 Restricted cash 6,756 6,603 Lease intangible assets, net 82,953 65,321 Accounts receivable, prepaid expenses and other assets, net 130,095 111,292 Total assets $ 5,512,610 $ 5,493,396 Liabilities Secured debt, net $ 42,233 $ 43,275 Revolving credit facility 317,475 217,584 Term loans, net 1,029,516 1,032,311 Senior unsecured notes, net 1,236,940 1,235,726 Accounts payable and accrued liabilities 114,953 119,329 Lease intangible liabilities, net 19,053 21,383 Total liabilities 2,760,170 2,669,608 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2026 and December 31, 2025 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 255,462,756 and 251,697,456 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 2,555 2,517 Additional paid-in capital 4,893,653 4,836,270 Cumulative distributions in excess of net income (2,151,582) (2,013,375) Accumulated other comprehensive income (loss) 6,097 (3,571) Total Sabra Health Care REIT, Inc. stockholders’ equity 2,750,723 2,821,841 Noncontrolling interests 1,717 1,947 Total equity 2,752,440 2,823,788 Total liabilities and equity $ 5,512,610 $ 5,493,396

20 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Six Months Ended June 30, 2026 2025 Cash flows from operating activities: Net income $ 15,565 $ 105,846 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 109,510 87,080 Non-cash rental and related revenues (5,253) (6,331) Non-cash interest income 1 7 Non-cash interest expense 4,738 3,455 Stock-based compensation expense 7,187 5,415 Provision for (recovery of) loan losses and other reserves 102,232 (400) Net gain on sales of real estate (37,717) (9,974) Impairment of real estate 440 4,103 Income from unconsolidated joint ventures (4,136) (1,050) Distributions of earnings from unconsolidated joint ventures 4,220 4,022 Other non-cash items — (17,190) Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (11,922) (6,867) Accounts payable and accrued liabilities (683) (6,894) Net cash provided by operating activities 184,182 161,222 Cash flows from investing activities: Acquisition of real estate and lease intangibles (292,529) (61,137) Origination and fundings of loans receivable (994) (3,110) Origination and fundings of preferred equity investments (669) (9) Additions to real estate (25,160) (13,569) Escrow deposits for potential investments (400) — Repayments of loans receivable 205,081 7,048 Repayments of preferred equity investments 2,346 1,369 Investment in unconsolidated joint ventures — (1,241) Net proceeds from the sales of real estate 93,601 3,573 Proceeds from net investment hedges — 4,462 Insurance proceeds 136 1,038 Net cash used in investing activities (18,588) (61,576) Cash flows from financing activities: Net borrowings from revolving credit facility 100,800 55,144 Principal payments on secured debt (1,066) (1,038) Payments of deferred financing costs (92) (80) Contributions from noncontrolling interests 2 — Distributions to noncontrolling interests (119) — Payment of contingent consideration (1,178) — Issuance of common stock, net 47,705 24,211 Dividends paid on common stock (151,314) (142,754) Net cash used in financing activities (5,262) (64,517) Net increase in cash, cash equivalents and restricted cash 160,332 35,129 Effect of foreign currency translation on cash, cash equivalents and restricted cash (132) 184 Cash, cash equivalents and restricted cash, beginning of period 78,140 66,339 Cash, cash equivalents and restricted cash, end of period $ 238,340 $ 101,652 Supplemental disclosure of cash flow information: Interest paid $ 53,775 $ 49,747 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 16,600 $ —

21 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Other normalizing items for FFO and AFFO for the three months ended June 30, 2026 include a catch-up adjustment of $1.9 million and $1.8 million, respectively, related to a rent reset under a triple-net lease, each partially offset by a $1.2 million catch-up adjustment related to changes in performance-based assumptions on management’s compensation. Other normalizing items for FFO for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for AFFO for the three and six months ended June 30, 2025 include $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. (2) Other adjustments for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2026 2025 2026 2025 Net (loss) income attributable to Sabra Health Care REIT, Inc. $ (25,202) $ 65,542 $ 15,678 $ 105,846 Add: Depreciation and amortization of real estate assets 56,379 43,586 109,510 87,080 Depreciation and amortization of real estate assets related to noncontrolling interests (122) — (244) — Depreciation and amortization of real estate assets related to unconsolidated joint ventures 1,477 2,043 3,004 4,223 Net gain on sales of real estate (37,717) (9,974) (37,717) (9,974) Impairment of real estate — 4,103 440 4,103 FFO attributable to Sabra Health Care REIT, Inc. $ (5,185) $ 105,300 $ 90,671 $ 191,278 Recoveries of straight-line rental income receivable and lease intangibles (1,613) (1,463) (1,468) (1,463) Provision for (recovery of) loan losses and other reserves 102,445 (227) 100,959 (400) Lease termination expense 2,873 — 2,873 — Other normalizing items (1) (290) (14,451) 943 (14,449) Normalized FFO attributable to Sabra Health Care REIT, Inc. $ 98,230 $ 89,159 $ 193,978 $ 174,966 FFO attributable to Sabra Health Care REIT, Inc. $ (5,185) $ 105,300 $ 90,671 $ 191,278 Stock-based compensation expense 4,089 2,704 7,187 5,415 Non-cash rental and related revenues (3,654) (3,903) (5,253) (6,331) Non-cash interest expense 2,370 1,726 4,738 3,455 Provision for (recovery of) loan losses and other reserves 101,172 (227) 100,959 (400) Other adjustments related to unconsolidated joint ventures 77 128 153 19 Other adjustments (2) 638 (16,528) 1,145 (16,082) AFFO attributable to Sabra Health Care REIT, Inc. $ 99,507 $ 89,200 $ 199,600 $ 177,354 Lease termination expense 2,873 — 2,873 — Write-off of cash interest income receivable 1,273 — — — Other normalizing items (1) (193) 2,441 929 2,525 Normalized AFFO attributable to Sabra Health Care REIT, Inc. $ 103,460 $ 91,641 $ 203,402 $ 179,879 Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.: Net (loss) income $ (0.10) $ 0.27 $ 0.06 $ 0.44 FFO $ (0.02) $ 0.44 $ 0.35 $ 0.79 Normalized FFO $ 0.38 $ 0.37 $ 0.76 $ 0.73 AFFO $ 0.39 $ 0.37 $ 0.78 $ 0.73 Normalized AFFO $ 0.40 $ 0.38 $ 0.79 $ 0.74 Weighted average number of common shares outstanding, diluted: Net (loss) income and FFO 252,268,939 240,929,866 255,755,497 240,711,387 Normalized FFO 255,912,180 240,929,866 255,755,497 240,711,387 AFFO and Normalized AFFO 256,733,670 241,996,970 256,640,712 241,865,769

22 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of June 30, 2026 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 270,182 Senior Housing - Leased 32,089 Senior Housing - Managed Consolidated Portfolio 167,691 Senior Housing - Managed Unconsolidated Portfolio 18,061 Behavioral Health 46,472 Specialty Hospitals and Other 19,759 Annualized Cash NOI (excluding loans receivable and other investments) $ 554,254 Obligations Reflects Sabra's pro rata share; dollars in thousands Secured debt (1) $ 42,955 Senior unsecured notes (1) 1,250,000 Revolving credit facility 317,475 Term loans (1) 1,035,495 Unconsolidated joint venture debt 72,293 Total Debt 2,718,218 Add (less): Cash and cash equivalents and restricted cash (238,016) Unconsolidated joint venture cash and cash equivalents and restricted cash (5,920) Accounts payable and accrued liabilities (2) 106,205 Net obligations $ 2,580,487 Other Assets Reflects Sabra's pro rata share; dollars in thousands Loans receivable and other investments, net $ 115,078 Accounts receivable, prepaid expenses and other assets, net (2) 43,689 Total other assets $ 158,767 Common Shares Outstanding Total shares 255,462,756 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

23 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2026, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increases in market interest rates and inflation; pandemics or epidemics, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; increased labor costs and labor shortages; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy- efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third- party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws; a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

24 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

25 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Net Debt to Adjusted EBITDA an important supplemental measure because it provides investors, analysts, and management with a meaningful indicator of the Company’s financial leverage and its capacity to service and repay debt from operating cash flows. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

26 SABRA 2Q 2026 SUPPLEMENTAL INFORMATION June 30, 2026 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Except for Senior Housing - Managed, Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.